Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Glory Star New Media Group Holdings Limited (the “Company”) on Form 10-Q/A (Amendment No. 1) for the quarterly period ended March 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, Ian Lee, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 12, 2020	By:	/s/ Ian Lee
Ian Lee
Chief Financial Officer (Principal Financial and Accounting Officer)